                                                                 Exhibit 10.163


            FIRST AMENDMENT TO AND AMENDMENT AND RESTATEMENT OF LOAN
                       AGREEMENTS AND OTHER LOAN DOCUMENTS

         THIS FIRST AMENDMENT TO AND AMENDMENT AND RESTATEMENT OF LOAN AGREEMENTS AND OTHER LOAN DOCUMENTS (hereinafter referred to as this "Amendment") made the 15th day of July, 2002, among GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 ("Glimcher") and NEW BOSTON MALL, LLC, a Delaware limited liability company, having an address at 20 South Third Street, Columbus, Ohio 43215 ("New Boston"; together with Glimcher, jointly and severally, "Borrower"), and LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, having its principal place of business at 1000 West Street, Suite 200, Wilmington, Delaware 19801, individually and as Agent for one or more Co-Lenders ("Lender").

                                    RECITALS:

     Lender has made a loan to Glimcher in the maximum principal amount of SIXTY-ONE MILLION SEVEN HUNDRED THOUSAND AND 00/100 DOLLARS ($61,700,000.00) (the "Glimcher Loan") pursuant to that certain Loan Agreement dated
August 1, 2001 between Glimcher and Lender (the "Glimcher Loan Agreement").

         Lender has made a loan to New Boston in the maximum principal amount of THREE MILLION EIGHT HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($3,880,000.00) (the "New Boston Loan") pursuant to that certain Loan Agreement dated August 2, 2001 between New Boston and Lender (the "New Boston Loan Agreement").

         As a condition to a one-time waiver of certain prepayment provisions of the Glimcher Loan Agreement by Lender, pursuant to that certain letter agreement dated June 26, 2002 between Glimcher and Lender, Borrower and Lender desire to amend, restate and replace the New Boston Loan Agreement with the Glimcher Loan Agreement, to include the property securing the New Boston Loan as security for the Glimcher Loan, and to increase the principal amount of the Glimcher Loan to include the outstanding principal balance of the New Boston Loan, among other things, and to amend the Glimcher Loan Agreement to incorporate the New Boston Loan into the Glimcher Loan.

         In consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

         1. Glimcher and New Boston hereby jointly and severally assume (a) all of the obligations under the Glimcher Loan Agreement and the related Loan Documents (as such term is defined therein) (the "Glimcher Loan Documents") and
(b) all of the obligations under the New Boston Loan Agreement and the related Loan Documents (as such term is defined therein) (the "New Boston Loan Documents").

         2. All of the terms and conditions of the New Boston Loan Agreement are hereby amended and restated in their entirety to incorporate all of the terms and conditions of the Glimcher Loan Agreement, as such Glimcher Loan Agreement is modified by this Amendment, and the New Boston Loan Agreement is hereby replaced by the Glimcher Loan Agreement, as modified by this Amendment. All references to "Loan Agreement" in the New Boston Loan Documents and in the Glimcher Loan Documents shall mean the Glimcher Loan Agreement as modified by this Amendment (as so modified, the "Loan Agreement").

         3. All capitalized words and phrases not otherwise defined herein shall have the meanings ascribed to them in the Glimcher Loan Agreement.

         4. In the event of any conflict or inconsistency between the terms and conditions of any New Boston Loan Document and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control.

         5. With respect to the payment of interest due pursuant to the New Boston Note and with respect to the Payment Date occurring on July 31, 2002, (i) for the Interest Period commencing on July 11, 2002 to and including the date of this Amendment, interest shall accrue at 7.49%, and (ii) for the Interest Period commencing on the date immediately succeeding the date of this Amendment to and including July 31, 2002, interest shall accrue at 4.83875%.

        6. The following definitions are hereby added to Section 1.1 of the Glimcher Loan Agreement:

                          "Glimcher Note" shall mean that certain promissory note dated August 1, 2001 in the principal amount of $61,700,000.00 made by Glimcher to Lender as the same may be amended, restated, replaced, supplemented, severed, split or otherwise modified from time to time.

                          "New Boston Note" shall mean that certain promissory note dated as of August 2, 2001 in the principal amount of $3,880,000.00 made by New Boston to Lender as the same may be amended, restated, replaced, supplemented, severed, split or otherwise modified from time to time.

                          "New Boston Property" shall mean the Individual Property encumbered by the New Boston Security Instrument.

                          "New Boston Security Instrument" shall mean that certain Open-End Mortgage and Security Agreement in the Maximum Amount of $3,880,000.00 dated as of August 2, 2001 granted by New Boston to Lender encumbering property known as New Boston Mall, Portsmouth, Ohio, as more fully described therein, and recorded in the appropriate recording office, which secures the indebtedness evidenced by the New Boston Note.

                          "Rollover Reserve Account" shall have the meaning provided in Section 3.1(b)(vi) hereof.

                          "Rollover Reserve Fund" shall have the meaning provided in Section 7.4 hereof.

                          "Rollover Reserve Monthly Deposit" shall have the meaning provided in Section 7.4 hereof.

         7. The definitions of Borrower, Eurodollar Rate, Note, Property Account, Property Account Agreement, Replacement Reserve Monthly Deposit, and Release Price are hereby deleted from the Glimcher Loan Agreement and the following are substituted therefor:

                  "Borrower" shall mean, jointly and severally, Glimcher Properties Limited Partnership and New Boston Mall LLC, together with their respective successors and assigns, including, without limitation, New Borrower.

                  "Eurodollar Rate" shall mean, with respect to any Interest Period, an interest rate per annum equal to LIBOR plus (i) six percent (6%) with respect to the outstanding principal balance of the Glimcher Note and (ii) three percent (3%) with respect to the outstanding principal balance of the New Boston Note.

                  "Glimcher Property Account Agreement" shall mean that certain Clearing Account Agreement dated as of August 1, 2001 between Glimcher, Property Account Bank and Lender.

                  "New Boston Property Account Agreement" shall mean that certain Clearing Account Agreement dated as of August 2, 2001 between Property Account Bank, New Boston and Lender.

                  "Note" shall mean, individually or collectively, as the context requires, the New Boston Note and the Glimcher Note.

                  "Property Account" shall mean the accounts established pursuant to the New Boston Property Account Agreement and the Glimcher Property Account Agreement.

                  "Property Account Agreement" shall mean, individually and collectively, as the context requires, the Glimcher Property Account Agreement and the New Boston Property Account Agreement.

                  "Release Price" shall mean (i) for each Individual Property other than the New Boston Property the greater of (a) one hundred twenty-five percent (125%) of the Allocated Loan Amount for such Individual Property and (b) the Net Sale Proceeds from the sale of such Individual Property, and (ii) for the New Boston Property, (a) the greater of the then outstanding principal balance of the New Boston Note and (b) the Net Sale Proceeds from the sale of the New Boston Property.

                  "Replacement Reserve Monthly Deposit" shall mean $45,420.00.

         8. The definition of "Assignment of Leases" in the Glimcher Loan Agreement shall include that certain Assignment of Leases and Rents dated as of August 2, 2001 given by New Boston to Lender in connection with the New Boston Security Instrument.

         9. The definition of "Security Instrument" in the Glimcher Loan Agreement shall include the New Boston Security Instrument.

      10. The definition of "Assignment of Management Agreement" in the Glimcher Loan Agreement shall include that certain Assignment of Management Agreement and Subordination of Management Fees dated as of August 2, 2001 between New Boston, Lender and Manager in connection with the New Boston Security Instrument.

      11. The definition of "Reserve Funds" in the Glimcher Loan Agreement shall include the Rollover Reserve Fund.

      12. The definition of "Accounts" in the Glimcher Loan Agreement shall include the Rollover Reserve Account.

      13. The Rollover Reserve Account shall be in the name of Lender.

      14. Clause (vi) in Section 3.1(b) of the Glimcher Loan Agreement is hereby deleted and the following substituted therefore:

             (vi) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited the Rollover Reserve Monthly Deposit (the "Rollover Reserve Account"); and

      15. Section 3.7(c) of the Glimcher Loan Agreement is hereby deleted and the following substituted therefor:

             (c) Lockbox Bank shall disburse the funds in the Lockbox Account in the following order of priority:

                     (i) First, funds sufficient to pay the Monthly Ground
             Rent Deposit shall be deposited in the Ground Rent Account;

                     (ii) Second, funds sufficient to pay the Monthly Tax
             Deposit shall be deposited in the Tax Account;

                     (iii) Third, unless the Policies are blanket insurance
             policies and Borrower has complied with the provisions of
             Section 7.2 hereof, funds sufficient to pay the Monthly Insurance Premium Deposit shall be deposited in the Insurance Premium Account;

                     (iv) Fourth, funds sufficient to pay the Monthly Debt
             Service Payment Amount shall be deposited into the Debt Service Account to be applied (A) first, to the payment of accrued and unpaid interest computed at the Applicable Interest Rate; and (B) second to the payment of the Quarterly Scheduled Amortization Payment and the reduction of the principal sum (if such Quarterly Scheduled Amortization Payment is due);

                     (v) Fifth, funds sufficient to pay the Replacement
             Reserve Monthly Deposit shall be deposited in the Replacement Reserve Account;

                          (vi) Sixth, funds sufficient to pay the Rollover Reserve Monthly Deposit shall be deposited in the Rollover Reserve Account;

                          (vii) Seventh, funds sufficient to pay any interest
                  accruing at the Default Rate, and late payment charges, if any, shall be deposited in the Debt Service Account;

                          (viii) Eighth, to the payment of Lockbox Bank for fees
                  and expenses incurred in connection with this Agreement and the accounts established hereunder;

                          (ix) Ninth, to the payment of the Servicing Fee (if
                  such Servicing Fee is due); and

                          (x) Tenth, provided no Event of Default shall exist
                  under the Loan Documents, all amounts remaining in the Lockbox Account after deposits for items (i) through (ix) for the current month and all prior months shall be disbursed to the Borrower.

         16. Section 3.12 of the Glimcher Loan Agreement is hereby deleted and the following substituted therefor:

                       Section 3.12. WITHDRAWAL FROM THE ROLLOVER RESERVE ACCOUNT. Lender shall have the right to withdraw funds from the Rollover Reserve Account in accordance with Section 7.4 hereof.

         17. Section 7.4 of the Glimcher Loan Agreement is hereby deleted and the following substituted therefor:

         Section 7.4. ROLLOVER RESERVE.

                  7.4.1 DEPOSITS TO ROLLOVER RESERVE FUND. With respect to the New Boston Property only, Borrower shall pay to Lender on each Payment Date the sum of Three Thousand Two Hundred Eighteen and 25/100 Dollars ($3,218.25) (the "Rollover Reserve Monthly Deposit) for tenant improvement and leasing commission obligations, provided that Borrower shall not be required to pay Lender during such times as the balance in the Rollover Reserve Account exceeds $115,857.00. Amounts so deposited shall hereinafter be referred to as the "Rollover Reserve Fund."

                  7.4.2 WITHDRAWAL OF ROLLOVER RESERVE FUNDS. Lender shall make disbursements from the Rollover Reserve Fund for tenant improvement and leasing commission obligations incurred by Borrower. All such expenses shall be approved by Lender in its sole discretion. Lender shall make disbursements as requested by Borrower on a monthly basis in increments of no less than $5,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of paid invoices for the amounts requested and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may require an inspection of the Property at Borrower's expense prior to making a monthly disbursement in order to verify completion of improvements for which reimbursement is sought. All earnings or interest on the Rollover Reserve Fund shall be and become part of such Rollover Reserve Fund and shall be disbursed as provided in this Section 7.4.

         18. Schedule I to the Glimcher Loan Agreement is hereby modified by adding the following information with respect to the New Boston Property:

                                                   Square         Allocated
      Property            City         State       Footage       Loan Amount
   ----------------------------------------------------------------------------
   New Boston Mall     Portsmouth      Ohio        128,730      $3,880,000.00


         19. Schedule II to the Glimcher Loan Agreement is hereby modified by adding the rent roll for the New Boston Property which is attached to this Amendment as Exhibit A and the following leases which shall be deemed Major Leases with respect to the New Boston Property:
"Any Lease covering more than 6,000 square feet at the Property".

         20. Schedule XI to the Glimcher Loan Agreement is hereby deleted and the Schedule XI attached hereto as Exhibit B is substituted therefor.

         21. The Monthly Tax Deposit for the New Boston Property for purposes of
Schedule XIII of the Glimcher Loan Agreement is $5,927.34 and the Insurance Premium Account allocation for the New Boston Property for purposes of Schedule XIII of the Glimcher Loan Agreement is $1,113.45.

         22. Regardless of whether or not the Loan has been securitized, New Boston shall, from the date hereof and at all times thereafter, comply with all of the terms and conditions of Section 4.1.35 of the Loan Agreement and, in addition, with the following clauses which are hereby added to Section 4.1.35:

                  (cc) If Borrower is a single member limited liability company, for so long as any obligations remain outstanding under the Loan, Borrower shall have at all times, at least two individuals who shall automatically become members having a 0% economic interest in Borrower (each a "Springing Member") simultaneously upon the occurrence of any event which would cause the member of Borrower to cease to be a member of Borrower (a "Springing Event"). Upon the occurrence of a Springing Event, Borrower shall be continued without dissolution and each Springing Member shall, without any action of any person or entity, automatically become a member of Borrower having a 0% economic interest in Borrower and the personal representative(s) (as defined in the Delaware Limited Liability Company Act (the "Delaware Act")) of the member shall automatically become an unadmitted assignee of each member respectively, being entitled thereby only to the distributions to which the member was entitled under the operating agreement of Borrower and any other right conferred thereupon by the Delaware Act. Upon the death, resignation, dissolution or other event that causes a Springing Member to be unable to fulfill its obligations under the operating agreement of the Borrower or, if admitted as a member of the Borrower it shall cease to be a member of Borrower, a new Springing Member shall be appointed. The bankruptcy of any Member or a Springing Member shall not cause such Member of Springing Member to cease to be a Member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

                  (dd) If Borrower is a single member limited liability company described in Subparagraph (cc) of this Subsection 4.1.35, Borrower shall cause there to be at all times at least two duly appointed members of the board of managers (each an "Independent Manager") of Borrower each of whom shall be reasonably satisfactory to Lender and each of whom who is not at the time of initial appointment and has not been at any time during the preceding five (5) years: (i) a stockholder, member, director, officer, employee, partner, attorney or counsel of Borrower or any Affiliate (other than his or her service as an Independent Manager or Special Member of Borrower); (ii) a customer, supplier or other Person who derives more than 1% of its purchases or revenues from its activities with Borrower or any Affiliate; (iii) a Person or other entity controlling or under common control with any such stockholder, partner, member, customer, supplier or other Person, or (iv) a member of the immediate family of any such stockholder, member, director, officer, employee, partner, customer, supplier or other Person. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

         23. Notwithstanding anything to the contrary in Section 2.3.6 of the Glimcher Loan Agreement, the Release Price paid in connection with the Release of the New Boston Property shall be applied first to the outstanding principal balance of the New Boston Note and any excess shall then be applied to any subsequent Quarterly Scheduled Amortization Payments. All Quarterly Scheduled Amortization Payments, the Release Prices paid in connection with the Release of any Individual Property other than the New Boston Property, and all other prepayments shall be applied pro rata to the outstanding principal balances of the New Boston Note and the Glimcher Note.

         24. Article 6 of the New Boston Security Instrument is hereby deleted in its entirety and in lieu thereof, Borrower and Lender hereby agree that the provisions of Section 5.2.12 of the Glimcher Loan Agreement shall apply to transfers of the New Boston Property and/or interests in New Boston.

         25. Borrower hereby represents and warrants that all of the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof and Borrower further represents and warrants that as of the date hereof, (i) the outstanding principal balance of the New Boston
Note is $3,850,601.52, (ii) the outstanding principal balance of the Glimcher
Note is $30,198,587.58, and (iii) the amount in the Rollover Reserve Account is $35,580.53.

         26. Guarantor hereby confirms and ratifies the Guaranty and all the terms and provisions therein and confirms and agrees that as of the date hereof,
(i) the Guaranty includes a guarantee of all of Borrower's obligations under the New Boston Note and (ii) all capitalized words and phrases in the Guaranty shall have the meanings ascribed to them in the Loan Agreement.

         27. Borrower and Guarantor hereby confirm and ratify the Environmental Indemnity and all the terms and conditions therein and confirm and agree that as of the date hereof, (i) its terms and conditions also apply to the New Boston Property and (ii) all capitalized words and phrases in the Environmental Indemnity shall have the meanings ascribed to them in the Loan Agreement.

         28. Borrower represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Loan, this Amendment, the Loan Agreement or any other Loan Document and that Borrower has full power, authority and legal right to execute this Amendment and to keep and observe all of the terms of this Amendment on its part to be observed or performed.

         29. Except as expressly modified pursuant to this Amendment, all of the terms, covenants and provisions of the Glimcher Loan Agreement and the other Loan Documents shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Loan Agreement and the other Loan Documents, the terms, covenants and provisions of this Amendment shall control.

         30. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

         31 . This Amendment shall be binding upon and inure to the benefit of Borrower, Lender, Agent, Syndication Agent, Co-Lenders, and all future holders of the Note and their respective successors and assigns.

         32. This Amendment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         33. If any term, covenant or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

         34. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment the day and year first above written.

                               LENDER:

                               LEHMAN BROTHERS BANK, FSB, a federal
                               stock savings bank, individually and as Agent for one or more Co-Lenders

                               By: /s/ Francis X. Gilhool
                                   -------------------------------------------
                                   Name: Francis X. Gilhool
                                   Title: Authorized Signatory


                               BORROWER:

                               NEW BOSTON MALL, LLC, a Delaware limited liability company

                               By:  GLIMCHER PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership, its sole member

                                    By:  GLIMCHER PROPERTIES
                                         CORPORATION, a Delaware
                                         limited corporation, its sole
                                         general partner

                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                               GLIMCHER PROPERTIES LIMITED
                               PARTNERSHIP, a Delaware limited partnership

                               By: GLIMCHER PROPERTIES
                                   CORPORATION, a Delaware corporation,
                                   its sole general partner

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment the day and year first above written.

                               LENDER:

                               LEHMAN BROTHERS BANK, FSB, a
                               federal stock savings bank,
                               individually and as Agent for
                               one or more Co-Lenders

                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                               BORROWER:

                               NEW BOSTON MALL, LLC, a Delaware limited liability company

                               By: GLIMCHER PROPERTIES LIMITED
                                   PARTNERSHIP, a Delaware limited
                                   partnership, its sole member

                                   By: GLIMCHER PROPERTIES
                                       CORPORATION, a Delaware corporation,
                                       its sole general partner


                                       By: /s/ George A. Schmidt
                                           -----------------------------------
                                           Name:  George A. Schmidt
                                           Title: Executive Vice President


                               GLIMCHER PROPERTIES LIMITED
                               PARTNERSHIP, a Delaware limited partnership

                               By:  GLIMCHER PROPERTIES
                                    CORPORATION, a Delaware corporation,
                                    its sole general partner

                                    By: /s/ George A. Schmidt
                                        -------------------------------------
                                        Name:  George A. Schmidt
                                        Title: Executive Vice President

Accepted and agreed to this
      day of July, 2002
-----

GLIMCHER PROPERTIES CORPORATION,
a Delaware corporation

By: /s/ George A. Schmidt
    ----------------------------------------------
    Name:     George A. Schmidt
    Title:    Executive Vice President

GLIMCHER DEVELOPMENT CORPORATION,
a Delaware corporation


By: /s/ George A. Schmidt
    ------------------------------------------------
    Name:     George A. Schmidt
    Title:    Executive Vice President

                                    Exhibit A

                          New Boston Property Rent Roll

                          [EXHIBIT BEGINS ON NEXT PAGE]

 ----------------------------------------------------------------------------------------------------------------------------------
 GLIMCHER                                                                                                           TENANT SUMMARY
      REALTY TRUST
 ----------------------------------------------------------------------------------------------------------------------------------
 NEW BOSTON MALL - Community Shopping Center                                                                  New Boston Mall, LLC
 Portsmouth, OH
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                               LEASE         LEASE               BASE    BASE RENT
 TENANT                                                            SPACE     START DATE       EXP        SQFT    RENT     PER SQFT
 ----------------------------------------------------------------------------------------------------------------------------------
 Anchor(s)
 ----------------------------------------------------------------------------------------------------------------------------------
 KMART                                                              B001     12/01/1978    11/30/2003   84,180   273,448     3.25
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        84,180   273,448
                                                                                                       ------------------


 Store(s)
 ----------------------------------------------------------------------------------------------------------------------------------
 BARBARA'S HALLMARK                                                 B005     07/01/1992    06/30/2005    3,200    32,000    10.00
 ----------------------------------------------------------------------------------------------------------------------------------
 DOLLAR GENERAL                                                     B002     11/09/1998    11/30/2003    8,450    29,997     3.55
 ----------------------------------------------------------------------------------------------------------------------------------
 FASHION BUG                                                        B008     01/01/1991    01/31/2007   10,400    72,800     7.00
 ----------------------------------------------------------------------------------------------------------------------------------
 H&R BLOCK                                                          B003     05/01/2002    04/30/2005    1,600    20,000    12.50
 ----------------------------------------------------------------------------------------------------------------------------------
 L.A. NAILS                                                         B004     02/09/1999    03/31/2006    1,600    13,600     8.50
 ----------------------------------------------------------------------------------------------------------------------------------
 NATIONAL CASH ADVANCE                                              B010     06/01/1997    09/31/2003    1,600    19,200    12.00
 ----------------------------------------------------------------------------------------------------------------------------------
 PRAISES FAMILY BOOKS                                               B007     03/15/2002    08/31/2005    3,200    25,600     8.00
 ----------------------------------------------------------------------------------------------------------------------------------
 RADIO SHACK                                                        B015     11/13/1998    11/30/2003    2,400    24,000    10.00
 ----------------------------------------------------------------------------------------------------------------------------------
 RENT-WAY                                                           B009     04/01/1994    01/31/2005    2,850    28,500    10.00
 ----------------------------------------------------------------------------------------------------------------------------------
 SHOE SENSATION                                                     B011     02/01/1993    01/15/2008    4,000    24,000     6.00
 ----------------------------------------------------------------------------------------------------------------------------------
 VACANT                                                             B013                                 2,400         0     0.00
 ----------------------------------------------------------------------------------------------------------------------------------
 VALUE PLUS                                                         B012     06/01/1999    05/31/2004    2,850    23,513     8.25
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        44,550   313,210
                                                                                                       ------------------
                                                                    NEW BOSTON MALL Totals:            128,730   586,658
                                                                                                       ------------------


















                                    EXHIBIT A
 ----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                  SCHEDULE XI REPLACEMENT RESERVE ALLOCATIONS

-----------------------------------------------------------------------------------------------------------------------
                                                                       PCS                            TI/LCs
                                                   REPLACEMENT PER              REPAIRS            PER       PER
PROPERTY         ADDRESS          CITY       STATE  RESERVES  MONTH  PER YEAR     ($)    @125%    MONTH     YEAR
-----------------------------------------------------------------------------------------------------------------------
Alliance       1515 West
               Third Street    Alliance      NE       $0.15     $510   $6,120   $16,350  $20,438   $1,291   $15,490
-------------------------------------------------------------------------------------------------------------------------
Artesian       I 800 S. Ohio
Square         Street
               (State
               Highway 37)     Martinsville  IN       $0.17   $2,777  $33,320        $0       $0   $4,994   $59,930
-------------------------------------------------------------------------------------------------------------------------
Ashland        331-433
               Diedrich
               Boulevard       Ashland       KY       $0.17   $1,880  $22,559    $8,000  $10,000   $4,868   $58,412
-------------------------------------------------------------------------------------------------------------------------
Audubon        2480 U.S.
Village        Hwy 4l North    Henderson     KY       $0.25   $2,596  $31,148    $1,000   $1,250   $1,670   $20,039
-------------------------------------------------------------------------------------------------------------------------
               1403-1406
Ayden Plaza    Ayden Plaza     Ayden         NC       $0.34     $929  $11,152        $0       $0     $873   $10,476
-------------------------------------------------------------------------------------------------------------------------
               705C-705G
               Bollweevil
Bollweevil     Circle          Enterprise    AL       $0.15     $543   $6,514    $6,180   $7,725   $1,800   $21,599
-------------------------------------------------------------------------------------------------------------------------
               100
               Buckhannon
               Plaza
               (St Rte.20
Buckhannon     Co. Rte. 9)     Tennerton     WV       $0.28   $1,979  $23,748   $25,000  $31,250   $2,225   $26,703
-------------------------------------------------------------------------------------------------------------------------
               2411-2442 E.
               Wheeling
Cambridge      Avenue          Cambridge     OH       $0.17   $1,346  $16,153   $18,250  $22,813   $2,341   $28,089
-------------------------------------------------------------------------------------------------------------------------
Chillicothe    985-1015 N.
Plaza          Bridge Street   Chillicothe   OH       $0.21   $1,736  $20,828        $0       $0   $2,537   $30,443
-------------------------------------------------------------------------------------------------------------------------
               330-390 West
Corry Plaza    Columbus Rd     Corry         PA       $0.26   $2,348  $28,175    $6,400   $8,000   $3,580   $42,957
-------------------------------------------------------------------------------------------------------------------------
Crossroads     7232 Norris
 Center        Freeway         Knoxville     TN       $0.15   $2,812  $33,740    $7,300   $9,125   $6,176   $74,111
-------------------------------------------------------------------------------------------------------------------------
               1611-1701 E.
               Andrew
Liberty        Johnson Hwy     Morristown    TN       $0.15     $734   $8,805    $3,000   $3,750   $1,769   $21,225
-------------------------------------------------------------------------------------------------------------------------
               1142 West
Logan Place    9th. Street     Russellville  KY       $0.32   $3,060  $36,719    $1,750   $2,188   $2,860   $34,324
-------------------------------------------------------------------------------------------------------------------------
Lowes-Marion   233 America
               Blvd            Marion        OH       $0.31   $1,873  $22,477      $600     $750   $1,857   $22,282
-------------------------------------------------------------------------------------------------------------------------
               4629 US
Monroe         Highway 411     Madisonville  TN       $0.15   $1,165  $13,979        $0       $0   $2,402   $28,823
-------------------------------------------------------------------------------------------------------------------------
Mount          905
Vernon         Coshocton       Mount
Plaza          Avenue          Vernon        OH       $0.27   $1,401  $16,811    $2,750   $3,438   $1,503   $18,037
-------------------------------------------------------------------------------------------------------------------------
               902-916
North          North Horner
Horner         Blvd.           Sanford       NC      $0. 15     $502   $6,020    $3,400   $4,250   $1,025   $12,296
-------------------------------------------------------------------------------------------------------------------------
               5636 US
Pea Ridge      Route 60 East   Huntington    WV       $0.15   $1,876  $22,508    $2,650   $3,313   $5,745   $68,945
-------------------------------------------------------------------------------------------------------------------------
               Washington
               and Central
Read Lake      Streets         Benton        IL       $0.30   $3,035  $36,415      $250     $313   $3,133   $37,602
-------------------------------------------------------------------------------------------------------------------------
               200 Able
               Drive, Unit
Rhea County    #03-67          Dayton        TN       $0.15   $1,400  $16,800        $0       $0   $4,430   $53,161
--------------------------------------------------------------------------------------------------------------------------
               1361- 1389
               New Berwick
Scott Town     Hwy             Bloomsburg    PA       $0.15     $970  $11,645        $0       $0   $2,605   $31,257
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                       PCS                               TI/LCs
                                                   REPLACEMENT PER              REPAIRS               PER      PER
PROPERTY         ADDRESS          CITY       STATE  RESERVES  MONTH  PER YEAR     ($)      @125%     MONTH     YEAR
-----------------------------------------------------------------------------------------------------------------------
Sunbury Plaza  1125 North      Sunbury       PA       $0.24   $2,808  $33,695   $10,000    $12,500   $3,578   $42,936
               4th Street
------------------------------------------------------------------------------------------------------------------------
Vincennes      2601 Hart       Vincennes     IN       $0.26   $2,355  $28,257        $0         $0   $2,717   $32,605
               Street
------------------------------------------------------------------------------------------------------------------------
Walgreens      2701 South
Louisville     4th Street      Louisville    KY       $0.32     $347   $4,160      $200       $250     $672    $8,065
------------------------------------------------------------------------------------------------------------------------
Walgreens      2015 State
New Albany     Street          New Albany    IN       $0.59     $639   $7,670      $300       $375     $657    $7,890
-----------------------------------------------------------------------------------------------------------------------
Walnut Cove    808 South
               Main Street     Walnut Cove   NC       $0.34   $1,656  $19,873        $0         $0   $2,357   $28,285
------------------------------------------------------------------------------------------------------------------------
New Boston     3520-3644
 Mall          Rhodes Ave      Portsmouth    OH       $0.20   $2,146  $25,746        $0         $0   $3,218   $38 619
------------------------------------------------------------------------------------------------------------------------
        TOTAL                                         $0.21  $45,420 $545,040  $113,380   $141,725  $69,665  $835,978
------------------------------------------------------------------------------------------------------------------------